Exhibit 32.1
Certification Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of NiSource Inc. (the “Company”) on Form 10-Q for the quarter ending March 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lloyd M. Yates, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lloyd M. Yates
Lloyd M. Yates
President and Chief Executive Officer

Date:	May 4, 2022